1st Quarter 2009 Earnings

May 4, 2009

This presentation may contain “Forward-Looking Statements”.  All statements other than statements of historical facts made in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy may constitute forward-looking statements.  We can give no assurance that these expectations will prove to be correct.  Factors and risks that could cause actual results to differ materially from our expectations are described in the most recent SkyTerra Forms 10-Q and 10-K, on file with the SEC.

May 4, 2009

Outline of Presentation

Alex Good – Chairman & CEO

Chipset Technology Update

Satellite Construction

Customer Sales Activity

Regulatory Initiatives and Filings

Market and Industry Perspectives

Scott Macleod – Chief Financial Officer

1Q09 Financial Results

April 1, 2009 Funding

Ownership and Capital Structure

Next-Generation Satellite System Costs

May 4, 2009

Chipset Technology Update (1)

1.

We are making steady progress on our goal of integrating satellite capability into a range of mass-market, terrestrial-capable handsets

2.

Qualcomm’s first handset-capable LTE chipset, the MSM8960 will include our satellite air interface instead of the MSM8660

The industry is adopting the LTE protocol

The MSM8660 will not support LTE, while the MSM8960 will support LTE

The MSM8960 includes legacy CDMA and GSM-based 3G and 2G protocols

The MDM9600 will support LTE and a broad range of 3G and 2G protocols

3.

Alcatel-Lucent has been selected to develop the Satellite Base Station
Subsystem compatible with the planned Qualcomm chipsets

May 4, 2009

Chipset Development Program (2)

1.

We have added a second technology path with Infineon

2.

The Infineon/Hughes Network Systems platform:

Combines GSM-based technologies with HNS’ GMR1-3G satellite air interface

The chipset platform (the XMM SDR210) is based on Infineon’s Software
Defined Radio architecture

HNS will develop and deliver GMR1-3G Satellite Base Station Subsystem

3.

Key advantages of the two-vendor approach:

Technology flexibility

Strengthens strategic position in delivering next-generation solutions to the broadest range of partners and market segments

Sharing costs with other ATC providers increases cost-effectiveness

May 4, 2009

Satellite Construction Program

1.

The surface for the 22-meter reflector has been fully assembled and successfully completed several stow and deploy sequences

2.

The payload module testing has been completed and the payload module has been mated with the spacecraft bus

3.

The development and testing of the GBBF systems is continuing

4.

The launch window for SkyTerra 1 is expected to be open from March
2010 through May 2010

May 4, 2009

Customer Sales Activity

1.

As we have done with the SMARTTM talkgroup program, we continue to develop reference customers and models of operation that will be a framework for our next-generation system

2.

Shelby County, Tennessee

In late April, we closed a significant MSAT-G2 sales order to Shelby County,
Tennessee

The buy was facilitated through Federal funding, specifically, the Urban Area
Security Initiative grant program

This model of pairing fixed installations with mobile kits is very attractive to local governments

3.

We are focused on finalizing plans to transition current customers to our next-generation system and expect to announce shortly several transition initiatives

4.

As we have already done with a number of private network customers, we recently extended our existing satellite data communications services contract with Wireless Matrix

May 4, 2009

Regulatory Initiatives and Filings

1.

On March 4, 2009, Harbinger and SkyTerra asked the FCC to separate the request for authority to transfer control of SkyTerra from the request for approval of the possible business combination between SkyTerra and Inmarsat

2.

SkyTerra filed on April 29, 2009, an amendment to its earlier filing with the FCC to implement ATC Reconsideration and Cooperation Agreement

3.

We continue the formal satellite coordination process with the relevant ITU-
sanctioned operators and governments

May 4, 2009

Market and Industry Perspectives

1.

Smartphone penetration is driving growth in data services revenue

2.

The significant increase in data devices and usage requires significantly more network capacity

3.

The CTIA and third-party analysts note that mobile Internet services require significantly more spectrum

4.

There is limited new mobile spectrum that could be cleared in the medium term, and existing spectrum positions lack uniform availability of 10 MHz carriers

May 4, 2009

Mobile Data & Internet Traffic, 2006 - 2012

600
500
400
300
200
100
-
Mobile Traffic (PB) / Month
2
8
21
48
105
203
378
3
11
30
68
152
302
560
1
6
15
38
88
239
557
2006
2007
2008
2009
2010
2011
2012

Wireless Data Usage Is Growing Exponentially

Source: Cisco IP Traffic Forecast, August 2008.

     North America                                      Europe & Japan                                               Rest of World

Global wireless data is forecast to increase at 157% CAGR
between 2006 and 2012

2006 – 2012 CAGR

North America: 140%

2006 – 2012 CAGR

Europe & Japan: 130%

2006 – 2012 CAGR

Rest of World: 187%

May 4, 2009

FUTURE
2010-2012
PRESENT
Multimedia Web interaction
High-Definition TV
Gaming
Enterprise applications
Basic, high-speed Internet
Telecommuting
Distance learning
Video Coferencing
Standard definition TV
Internet streaming video
Entry-level, high-speed Internet
High-quality music stream
Medium-quality music stream
Low-quality music stream
Mobile voice call
10
9
5
5
5
3
3
2
2
1
1
0.3
0.128
0.0288
0.012
Bandwidth (Mbps)

Large Bandwidth Will Be Needed to Support Next-
Generation Business Models

Mobile Access

Fixed-Mobile

Bundled Offerings

Web 2.0

Rysavy - Mobile Broadband Spectrum Demand, Dec. 2008

Fixed

Access

Fixed Mobile
Convergence

Embedded
Device Model

May 4, 2009

Industry Take-Aways

1.

We believe the backdrop of limited supply and rapidly increasing demand for mobile bandwidth bodes well for our ATC spectrum opportunity

2.

Smartphone penetration and an emerging class of newly connected devices are driving unprecedented growth in the use of mobile bandwidth

3.

Carriers, device manufacturers and consumers are increasingly dependent upon data services for revenue or utility

4.

There is limited mobile spectrum available in the near term from traditional sources

May 4, 2009

Three months ended March 31			
	2009		2008	
Revenue:				
Service and related revenues	$	6,834	$	7,115
Equipment sales		828		1,222
Other revenues		158		256
Total Revenue		7,820		8,593
Operating expenses:				
Cost of equipment sold		775		974
Operations and cost of services		8,653		6,663
Sales and marketing		1,774		2,643
Research and development		3,739		4,107
General and administrative		8,078		7,577
Depreciation and amortization		8,317		8,081
Total operating expenses		31,336		30,045
Operating loss		(23,516)		(21,452)
Other income (expense):				
Interest income		369		3,221
Interest expense		(15,954)		(11,716)
Impairment of investment in TerreStar Networks		-		(8,353)
Change in fair value of warrants		(9,357)		-
Other income (expense), net		231		664
Loss before provision for income taxes		(48,227)		(37,636)
Benefit for income taxes		-		275
Consolidated net loss		(48,227)		(37,361)
Net loss attributable to SkyTerra		-		151
Net Loss	$	(48,227)	$	(37,210)
Loss per common share:				
Basic and diluted loss per common share	$	(0.45)	$	(0.35)
Basic and diluted weighted average common shares outstanding		106,926,287		106,030,078

SKYTERRA COMMUNICATIONS

SkyTerra Consolidated Income Statement

May 4, 2009

Period Ended March 31, 2009	SkyTerra Inc	SkyTerra LP	Eliminations	Consolidated
Assets				
Cash, cash equivalents and investments	$ 6,969	$ 219,030	$ -	$ 225,999
Accounts receivable, net	-	5,787	-	5,787
Other current assets	2,061	7,551	-	9,611
Total Current Assets	9,029	232,368	-	241,397
Investment in TerreStar	7,370			7,370
Investment in SkyTerra LP	40,757		(40,757) (1)	
Property & equipment, net	-	735,101	-	735,101
Other long-term assets	-	549,011	(18,233) (2)	530,778
Total Assets	$ 57,157	$ 1,516,479	$ (58,990)	$ 1,514,646
Liabilities and Stockholders Equity				
Current Liabilities	$ 1,765	$ 29,413	$ -	$ 31,178
Long term debt	-	1,021,040	-	1,021,040
Other long term liabilities	37,818	13,818	(18,233) (2)	33,403
Total Liabilities	39,584	1,064,270	(18,233)	1,085,622
Minority Interest	-	-	-	-
Stockholders' (deficit) equity:	17,573	452,208	(40,757) (1)	429,024
Total liabilities and stockholders equity	$ 57,157	$ 1,516,478	$ (58,990)	$ 1,514,646

(1) Eliminate SkyTerra Inc. warrants issued on Harbinger and Boeing debt to SkyTerra LP.

(2) Eliminate intercompany note and accrued interest.

SKYTERRA COMMUNICATIONS

SkyTerra Consolidated Balance Sheet

May 4, 2009

SkyTerra Capitalization Structure

SKYT Debt :		
14% Senior Secured Discount Notes (SKYT LP)		651,660,687
16.5% Senior Unsecured Notes (SKYT LP)		147,565,940
18.0% Senior Unsecured Notes (SKYT LP)		137,162,589
Boeing Deferrals (SKYT LP)		84,650,607
Velocity (SKYT LP)		188,564
SKYT Debt	$	1,021,228,387
SKYT Cash and Liquid Investments	$	225,999,372
SKYT Net Debt [(1)]	$	795,229,015
SKYT Market Capitalization :		
SKYT Total Common Shares Outstanding		108,981,286
SKYT and MSV Options [(2)]		5,711,857
SKYT Warrants		7,500,000
SKYT Fully Diluted Shares Outstanding		122,193,143

(1) Reflects balance sheet net of Original Issue Discount and Purchase Accounting

(2) Using Treasry Method at $5.00 per share

SKYTERRA COMMUNICATIONS

SkyTerra Capital Structure (1)

May 4, 2009

April 1, 2009 Funding

1.

Closed on the second of four funding tranches from Harbinger:

January 4, 2009:               $150 million

April 1, 2009:                            $175 million

July 1, 2009:                               $  75 million

January 4, 2010:               $100 million

       Total                                                        $500 million

2.

SKYT issued 21.25 million penny warrants for SKYT common stock as per the closing of the April funding tranche

May 4, 2009

Vote	Non-Voting	Total	Pro Forma April Closing [1]
Harbinger Share Ownership	23,452,480	29,946,362	53,398,842	53,398,842
Plus: Warrants [2]	0	7,500,000	7,500,000	28,750,000
Total Ownership	23,452,480	37,446,362	60,898,842	82,148,842
Wells Fargo and Apollo [3]	2,077,533	7,906,737	9,984,270	9,984,270
BCE	0	22,105,400	22,105,400	22,105,400
Columbia Capital	5,552,665	0	5,552,665	5,552,665
Other	17,940,109	0	17,940,109	17,940,109
Primary Shares Outstanding	49,022,787	67,458,499	116,481,286	137,731,286
SKYT/MSV Options [4]	0	5,711,857	5,711,857	5,711,857
Fully-Diluted Shares Outstanding	49,022,787	73,170,356	122,193,143	143,443,143

(1) Pro forma for the issuance of 21.25 million penny warrants in SKYT common stock as part of the $175 million April 1st closing.
(2) The warrants may be exercised for voting or non-voting shares.
(3) Pursuant to escrow agreements, shares are to be transferred to Harbinger upon FCC approval.
(4) Using Treasury Method @ $5.00 per share.

SKYTERRA COMMUNICATIONS

SkyTerra Ownership

May 4, 2009

Payments to Date	Estimated Thru 3Q10	Total Est. Thru 3Q10
Boeing:	$ 473.8	$ 71.9	$ 545.7
Satellite Base Station Development:	$ 35.9	$ 30.1	$ 66.1
Launch Services:	$ 38.8	$ 134.2	$ 173.0
Insurance:	$ -	$ 70.0	$ 70.0
Chipset Development:	$ 3.8	$ 29.3	$ 33.2
MSS Next Gen	$ 15.1	$ 88.1	$ 103.2
Total:	$ 567.5	$ 423.6	$ 991.1
Net Available Cash:			
Cash on Hand (3/31/09):	$ 226.0		
Plus: Backstop Financing:	$ 350.0 [1]		
Less: Satellite System Costs:	$ (423.6)		
Net Available Cash:	**$ 152.4** [2]		

1. SkyTerra received $175M of the future $350M obligations on April 1, 2009
2. Available to fund other additional operating expenses and project costs

Next-Generation Satellite System Costs ($ in mm’s)

May 4, 2009